UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2016

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Radisys Corporation (the “Company”) issued its earnings release for the quarter ended October 25, 2016. Subsequently after issuing its release, the Company discovered that there was a typographical error in its calculation of fourth quarter 2016 GAAP gross margin guidance and the reconciliation of GAAP to non-GAAP gross margin guidance. Specifically, GAAP gross margin should have been 34% rather than 29% included in the original earnings release. Thus the Company is filing this Current Report on Form 8-K/A (this "Amendment Filing") to correct the typographical error in the press release furnished by the Company as Exhibit 99.1 with its Current Report on Form 8-K filed with the Securities and Exchange Commission on October 25, 2016.

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2016, the Company issued a press release announcing its results for the fiscal quarter ended September 30, 2016. A copy of the press release, as corrected, is attached hereto as Exhibit 99.1.

The information in this Item 2.02 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the Securities Exchange Commission (“SEC”), regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description
99.1	Third Quarter 2016 Earnings Release, dated October 25, 2016 (corrected)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	October 25, 2016	By:	/s/ Jonathan Wilson
Jonathan Wilson
Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Third Quarter 2016 Earnings Release, dated October 25, 2016 (corrected)